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                                                                   EXHIBIT 10.34



                           HOWMET INTERNATIONAL INC.
                                    DIRECTOR
                           RESTRICTED STOCK AGREEMENT


         THIS RESTRICTED STOCK AGREEMENT, dated July 1, 1998 is made by and between Howmet International, Inc., a Delaware corporation (the "Company"), and _________________________, a Director of the Company (the "Grantee").

         WHEREAS, it is determined to be in the best interests of the Company and its Stockholders to offer grants of Restricted Stock as compensation to recruit and retain qualified individuals to serve as Directors of the Company;

         WHEREAS, it is in the best interests of the Company and its Stockholders to provide the Grantee, who is not an officer or employee of the Company, an opportunity to acquire shares of Common Stock of the Company as part of the annual retainer compensation paid to Directors for serving on the Board of Directors; and

         WHEREAS, the terms and conditions of the Company's Amended and Restated 1997 Stock Awards Plan (the terms and conditions of which are hereby incorporated by reference and made a part of this Agreement) permit the grant of Restricted Stock;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

         Whenever the following terms are used below in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Plan.

         1.1.  Board.  "Board" means the Board of Directors of the Company.
               -----

         1.2.  Common Stock.  "Common Stock" means the common stock, $.01 par
               ------------
value, of the Company or such other securities as may be substituted therefor pursuant to the Plan.

         1.3.  Exchange Act.  "Exchange Act" means the Securities Exchange Act
               ------------
of 1934, as amended.
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          1.4. Fair Market Value.  "Fair Market Value" shall have the meaning
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set forth in the Plan.

          1.5. Plan.  "Plan" means the Amended and Restated 1997 Stock Awards
               ----
Plan of Howmet International Inc.

          1.6. Restrictions.    "Restrictions" means the reacquisition and
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transferability restrictions imposed upon Restricted Stock under this Agreement.

          1.7. Restricted Stock.  "Restricted Stock" means Common Stock issued
               ----------------
under this Agreement and subject to the Restrictions imposed hereunder.

          1.8. Rule 16b-3. "Rule 16b-3" means such rule adopted under the
               ----------
Exchange Act, as such Rule may be amended from time to time, or any successor rule.

          1.9. Securities Act. "Securities Act" means the Securities Act of
               --------------
1933, as amended.


                                   ARTICLE II
                          ISSUANCE OF RESTRICTED STOCK
                          ----------------------------

          In consideration for the services rendered to the Company as a Director and for other good and valuable consideration, on the date hereof the Company issues to the Grantee one thousand three hundred thirty-nine (1,339) shares of Restricted Stock upon the terms and conditions set forth in this Agreement.



                                  ARTICLE Ill
               RESTRICTIONS, VESTING AND REMOVAL OF RESTRICTIONS
               -------------------------------------------------


          3.1. Restrictions.  No shares of Restricted Stock granted pursuant to
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this Agreement may be sold, traded, assigned, transferred or otherwise encumbered until such shares shall become vested and non-forfeitable and the restrictions thereon are removed.

          3.2. Vesting And Removal Of Restrictions.  No shares of Restricted
               -----------------------------------
Stock granted pursuant to this Agreement shall vest and become non-forfeitable and
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the restrictions thereon removed ('Vested Stock") until such date as the director's services as a member of the Company's Board of Directors terminates, which shall be the date at which the earliest of the following events occurs:


          (a) the director's death or permanent disability,

          (b) mandatory retirement, pursuant to Company directors' retirement policy, effective at the end of the term of service during which the director has attained retirement age pursuant to the terms of such directors' retirement policy,

          (c) resignation or failure to stand for re-election prior to such mandatory retirement, provided that such action must have the consent of at least 80% of all directors then on the Board, with the affected director abstaining, or

          (d) the occurrence of a merger, consolidation, acquisition, liquidation or dissolution as described in Section 3.5 of this Agreement.

In the event the Grantee terminates his or her services other than by an event set forth in (a) through (d) above, such Restricted stock shall be forfeited.

          3.3. Legend.  Certificates representing shares of Restricted Stock
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issued pursuant to this Agreement shall, until all restrictions !apse and new certificates are issued pursuant to Section 3.4, bear the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VESTING REQUIREMENTS AND MAY BE SUBJECT TO FORFEITURE OR REACQUISITION BY HOWMET INTERNATIONAL INC. (THE "COMPANY") UNDER THE TERMS OF A RESTRICTED STOCK AGREEMENT BY AND BETWEEN THE COMPANY AND THE HOLDER OF THE SECURITIES. PRIOR TO VESTING OF OWNERSHIP IN THE SECURITIES, THEY MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES. COPIES OF THE ABOVE REFERENCED AGREEMENT ARE ON FILE AT THE OFFICES OF THE COMPANY."

The Company shall retain custody of all shares of Restricted Stock or may hold such shares by book entry registration until such restrictions are removed. Grantee will execute stock powers to permit the transfer of such shares by the Company free of such Restrictions, including in an event of forfeiture as the case may be.

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          3.4. Lapse of Restrictions, Upon the vesting of the Restricted Stock
               ---------------------
as provided in Section 3.2 and subject to Section 4.3, the Company shall cause new certificates to be issued with respect to such Vested Stock and delivered to the Grantee or, in the case of death, the Grantee's designated beneficiary, or if none, the Grantee's legal representative, free from the legend provided for in Section 3.3 and any of the other Restrictions. Such Vested Stock shall cease to be considered Restricted Stock subject to the terms and conditions of this Agreement. Notwithstanding the foregoing, no such new certificate shall be delivered to the Grantee or his or her beneficiary or legal representative until the Company has received in cash or by check the full amount of any federal, state and local withholding or other employment taxes applicable to the taxable income of the Grantee resulting from the lapse of the Restrictions as required by Section 4.8.

          3.5. Merger, Consolidation, Acquisition, Liquidation,  or Dissolution.
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Upon the (w) dissolution or liquidation of the Company, (x) merger or consolidation in which the Company or a subsidiary of the Company is not the surviving corporation, (y) sale of more than 60% of the Company's capital stock or (z) sale of all or substantially all of the Company's assets, the Board may then provide by resolution adopted prior to such event that, at some time prior to the effective date of such event, all Restricted Stock shall fully vest and all Restrictions with respect to such Restricted Stock shall immediately expire.

          3.6. Restrictions On New Stock.  In the event that the Company's
               -------------------------
outstanding Common Stock is changed into or exchanged for a different number or kind of stock, shares or other securities of the Company or of another entity pursuant to a merger or consolidation of the Company, the sale of more than 50% of the Company's capital stock, the sale of all or substantially all of the Company's assets or other similar transaction, or a stock split, stock dividend, reorganization, recapitalization or other similar event, such new, additional or different stock, shares or other securities which are held or received by the Grantee in his or her capacity as a holder of Restricted Stock shall be considered to be Restricted Stock and shall be subject to all of the Restrictions, unless the Board provides, pursuant to Section 3.5, for the accelerated vesting and expiration of the Restrictions on the Restricted Stock underlying the distribution of the new, additional or different securities.


                                   ARTICLE IV
                                 MISCELLANEOUS
                                 -------------

          4.1. Administration.  The Board shall have the power to interpret
               --------------
this Agreement and all other documents relating to the shares of Restricted Stock and to adopt such rules for the administration, interpretation and application of the Plan with respect to this Agreement as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by

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the Board in good faith shall be final and binding upon the Grantee, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Restricted Stock and all members of the Board shall be fully protected by the Company in respect to any such action, determination or interpretation.

          4.2. Restricted Stock Not Transferable.  No shares of Restricted Stock
               ---------------------------------
or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Grantee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 4.2 shall not prevent transfers by will or by applicable laws of descent and distribution or pursuant to a qualified domestic relations order.

          4.3. Conditions to Issuance of Stock Certificates.  The Company shall
               --------------------------------------------
not be required to issue or deliver any certificate or certificates for shares of Restricted Stock pursuant to this Agreement prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which the Common Stock is then listed;

          (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Board shall, in its absolute discretion, deem necessary or advisable;

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Board shall, in its absolute discretion, determine to be necessary or advisable;

          (d) The lapse of such reasonable period of time as the Board may establish from time to time for reasons of administrative convenience; and

          (e) Subject to the provisions of Section 4.8, the receipt by the Company of full payment of any applicable withholding or other taxes and/or the lapse or removal of any of the Restrictions.

          4.4. Notices.  Any notice to be given under the terms of this
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Agreement to the Company shall be addressed to the Company in care of its
Secretary, and any notice to be given to the Grantee shall be addressed to him or her at the address given beneath his or her signature hereto. By a notice given pursuant to this Section 4.4,

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either party may hereafter designate a different address for notices to be given to it, him or her. Any notice which is required to be given to the Grantee shall, if the Grantee is then deceased, be given to the Grantee's personal representative if such representative has previously informed the Secretary of the Company of his or her status and address by written notice under this
Section 4.4. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

          4.5. Rights as Stockholder.  The Grantee shall have all the rights of
               ---------------------
a stockholder with respect to the Restricted Stock granted hereby (subject to the restrictions provided for herein and in the Plan), including the right to vote the shares of Restricted Stock.

          4.6. Conformity to Securities Laws.  This Agreement is intended to
               -----------------------------
conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation, Rule 16b-3. Notwithstanding anything herein to the contrary, this Agreement shall be administered, and the Restricted Stock shall be issued, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, this Agreement and the Restricted Stock issued hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

          4.7. Amendment.  This Agreement may be amended only by a writing
               ---------
executed by the parties hereto which specifically states that it is amending this Agreement.

         4.8.  Tax Withholding.  The Company's obligation (i) to issue or
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deliver to the Grantee any certificate or certificates for unrestricted Common
Stock or (ii) to pay to the Grantee any distributions with respect to the Restricted Stock, is expressly conditioned upon receipt from the Grantee, on or prior to the date the same is required to be withheld, of:

          (a) Full payment (in cash or by check) of any amount that must be withheld by the Company for federal, state and/or local tax purposes; or

          (b) Subject to the Board's consent, full payment by delivery to the Company of unrestricted and unencumbered Common Stock previously owned by the Grantee, duly endorsed for transfer to the Company by the Grantee, with an aggregate Fair Market Value (determined, as applicable, as of the date of the lapse of the restrictions or vesting, or as of the date of the distribution) equal to the amount that must be withheld by the Company for federal, state and/or local tax purposes; or

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          (c)  With respect to the withholding obligation for Restricted Stock that becomes unrestricted as of a certain date (the "Vesting Date"), subject to the Board's consent, full payment by retention by the Company of a portion of such Restricted Stock which becomes unrestricted or vested with an aggregate Fair Market Value (determined as of the Vesting Date) equal to the amount that must be withheld by the Company for federal, state and/or local tax purposes; or

          (d) Subject to the Board's consent, any combination of payments provided for in the foregoing subsections (a), (b) or (c).

          4.9. Governing Law.  The laws of the State of Delaware shall govern
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the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.


HOWMET INTERNATIONAL INC.


By:
   ---------------------------
    Name:  David L. Squier
    Title: President


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           Grantee

Name:

Date:
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Social Security No.
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Address:

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